EXHIBIT 10.22

CONFIRMATION AND AMENDMENT OF ANCILLARY LOAN DOCUMENTS

This Confirmation and Amendment of Ancillary Loan Documents (the “Agreement”) is made as of the 15th day of January, 2010 by and among:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a corporation organized under the laws of the State of Delaware for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers hereafter party to the Restated Credit Agreement (as defined below);

THE OTHER BORROWERS PARTY HERETO, each as listed on Schedule I attached hereto;

THE FACILITY GUARANTORS PARTY HERETO, each as listed on Schedule II attached hereto (individually, a “Facility Guarantor” and, collectively, the “Facility Guarantors”, and, together with the Borrowers, the “Loan Parties”); and,

BANK OF AMERICA, N.A., a national banking association, as administrative agent and collateral agent (in such capacities, the “Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Restated Credit Agreement referred to below);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

WHEREAS, the Agent, the Lead Borrower, the other Borrowers, and the Facility Guarantors, among others, have previously entered into a certain Credit Agreement dated as of April 13, 2006 (as amended and in effect, the “Existing Credit Agreement”); and

WHEREAS, in connection with the Existing Credit Agreement, the Loan Parties, among others, executed and delivered to the Agent, for the benefit of certain of the Credit Parties, among other documents, instruments and agreements, those documents, instruments and agreements set forth on Schedule III hereto (as amended, modified, supplemented or restated and in effect from time to time, the “Ancillary Loan Documents”); and

WHEREAS, the Agent and the Loan Parties, among others, have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to a certain Amended and Restated Credit Agreement of even date herewith (as amended, modified, supplemented or restated hereafter, the “Restated Credit Agreement”); and

WHEREAS, in connection with the execution and delivery of the Restated Credit Agreement, among other things, the Loan Parties and the Agent desire to enter into this Agreement to set forth their respective understanding with respect to the continued effectiveness of the Ancillary Loan Documents and to amend certain provisions of the Ancillary Loan Documents.

NOW, THEREFORE, it is hereby agreed by and among the Loan Parties, and the Administrative Agent, for the benefit of the Lenders and the other Credit Parties, as follows:

1. Definitions.  Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Restated Credit Agreement, or in the Ancillary Loan Documents, as applicable.

2. General Amendments to Ancillary Loan Documents.

(a) Any and all references in the Ancillary Loan Documents to the “Credit Agreement” shall hereafter be deemed to mean and refer to the Amended and Restated Credit Agreement dated as of the date hereof by and between, among others: (i) the Lead Borrower and the other Borrowers now or hereafter party thereto, (ii) the Facility Guarantors now or hereafter party thereto, (iii) the Administrative Agent, (iv) the Collateral Agent, (v) Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agents, (vi) J.P. Morgan Securities Inc. and UBS Securities LLC as Co-Documentation Agents, and (vii) the Lenders party thereto, as amended, amended and restated, modified, supplemented or restated and in effect from time to time.

(b) To the extent that there have been any changes in the information provided in the schedules to the Security Agreement since the Closing Date, such schedules are hereby updated, as evidenced by the supplemental schedules (if any) annexed to this Agreement at Annex A.

(c) To the extent that there have been any changes in the information provided in the schedules to the Intellectual Property Security Agreement since the Closing Date, such schedules are hereby updated, as evidenced by the supplemental schedules (if any) annexed to this Agreement at Annex B.

(d) To the extent that there have been any changes in the information provided in the schedules to the Pledge Agreement since the Closing Date, such schedules are hereby updated, as evidenced by the supplemental schedules (if any) annexed to this Agreement at Annex C.

(e) To the extent that there have been any changes in the information provided in the schedules to the remaining Ancillary Loan Documents since the Closing Date, such schedules are hereby updated, as evidenced by the supplemental schedules (if any) annexed to this Agreement at Annex D.

3. Amendments to Intellectual Property Security Agreement.  The Intellectual Property Security Agreement is hereby amended as follows:

(a) Section 4(d) is hereby amended by adding “relating to Intellectual Property material to the operation of such Grantor’s business” after the word “Licenses” in the first line thereof.

(b) The lead-in language to Section 4(h) is hereby deleted in its entirety and the following substituted in its stead:

“(h)           Within thirty (30) days after the end of each Fiscal Quarter of each Fiscal Year, such Grantor shall give the Collateral Agent written notice (with reasonable detail) of any of the following occurring with the preceding Fiscal Quarter:”

(c) Clauses (iii) and (iv) of Section 4(h) are hereby deleted in their entirety and the following substituted in their stead:

“(iii)           Such Grantor’s entering into any new Licenses with respect to the Intellectual Property material to the operation of such Grantor’s business.

(iv)           Such Grantor’s knowing that any application or registration relating to any Intellectual Property material to the operation of such Grantor’s business could reasonably be expected to, other than as provided in SECTION 3 above, become forfeited, abandoned or dedicated to the public (other than at the end of any non-renewable statutory term), or of any adverse dispositive determination (including, without limitation, the institution of, or any such dispositive determination in, any proceeding in the PTO, the Copyright Office or any court or tribunal) regarding such Grantor’s ownership of, the validity of, or enforceability of any Intellectual Property material to the operation of such Grantor’s business or such Grantor’s right to register the same or to own and maintain the same.”

(d) Section 5(a) is hereby deleted in its entirety and the following substituted in its stead:

“(a)           The provisions of this Agreement shall automatically apply to any such additional property or rights described in subsections (i), (ii), (iii) and (iv) of SECTION 4(h), above, all of which shall be deemed to be and treated as “Intellectual Property” or “Licenses”, as applicable, within the meaning of this Agreement.  Within thirty (30) days following the end of each Fiscal Quarter of each Fiscal Year in which there occurred any acquisition, execution, registration or application by any Grantor of any additional registered Intellectual Property or Licenses material to the operation of such Grantor’s business, Grantor shall deliver to the Collateral Agent an updated EXHIBIT A, B, C and/or D (as applicable) to this Agreement and hereby authorizes the Collateral Agent to file, at such Grantor’s expense, such updated Exhibit as set forth in SECTION 5(b).”

(e) Section 7(a) is hereby deleted in its entirety and the following substituted in its stead:

“(a)           any Grantor’s failure, within thirty (30) days of written notice from the Collateral Agent, to cure any failure by such Grantor to observe or perform any of such Grantor’s covenants, agreements or other obligations hereunder that would reasonably be expected to materially impair the validity or priority of the security interest in the IP Collateral granted pursuant to this Agreement; and/or”

4. Confirmation and Ratification of Ancillary Loan Documents.

(a) Each of the Loan Parties hereby ratifies and confirms all of the terms and conditions of, and all of the warranties and representations set forth in, each of the Ancillary Loan Documents to which it is a party, and each of the Loan Parties acknowledges and agrees that each of the Ancillary Loan Documents (including any schedules thereto), as amended by this Agreement, remains in full force and effect.

(b) Each of the Facility Guarantors hereby acknowledges, confirms and agrees that the Guaranteed Obligations of the Facility Guarantors under, and as defined in, the Facility Guarantee include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Restated Credit Agreement.

(c) Each of the Loan Parties hereby acknowledges, confirms and agrees that the Ancillary Loan Documents, and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all Secured Obligations of the Loan Parties at any time and from time to time outstanding under the Restated Credit Agreement and the Ancillary Loan Documents, as such Secured Obligations have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time.

5. Miscellaneous.

(a) This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

(b) This Agreement expresses the entire understanding of the parties with respect to the matters set forth herein.  No prior discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.

(c) Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d) The Loan Parties, at the Loan Parties’ expense, shall execute such additional documents and undertake such additional actions as the Agent may reasonably request in order to more fully confirm, vest and perfect the Agent’s security interests, mortgages and liens in the collateral which is the subject of the Ancillary Loan Documents.

(e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT.  EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

LOAN PARTIES:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, as Lead Borrower

By:           /s/ Robert LaPenta
Name:           Robert LaPenta
Title:           Vice President and Treasurer

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

By:           /s/ Robert LaPenta
Name:           Robert LaPenta
Title:           Vice President and Treasurer

THE ENTITIES LISTED ON SCHEDULE II HERETO, as Facility Guarantors

By:           /s/ Robert LaPenta
Name:           Robert LaPenta
Title:           Vice President and Treasurer

Signature Page to Confirmation Agreement

ADMINISTRATIVE AGENT:                                                                           BANK OF AMERICA, N.A.

By:           _/s/ Roger Malouf_________________
Name:           Roger Malouf
Title:           Vice President

Signature Page to Confirmation Agreement

SCHEDULE I

Borrowers

Burlington Coat Factory Warehouse Corporation (Lead Borrower)
Burlington Coat Factory of Alabama, LLC
Burlington Coat Factory Warehouse of Anchorage, Inc.
Burlington Coat Factory of Arizona, LLC
Burlington Coat Factory of Arkansas, LLC
Baby Depot of California, LLC
Burlington Coat Factory of California, LLC
Burlington Coat Factory of San Bernardino, LLC
MJM Designer Shoes of California, LLC
Burlington Coat Factory of Colorado, LLC
Burlington Coat Factory of Connecticut, LLC
Cohoes Fashions of Connecticut, LLC
Burlington Coat Factory of Delaware, LLC
Burlington Coat Factory of Texas, L.P.
MJM Designer Shoes of Delaware, LLC
Burlington Coat Factory of Florida, LLC
MJM Designer Shoes of Florida, LLC
Burlington Coat Factory of Georgia, LLC
Burlington Coat Factory Warehouse of Atlanta, Inc.
Burlington Coat Factory of Idaho, LLC
Burlington Coat Factory of Illinois, LLC
Burlington Coat Factory Warehouse of East St. Louis, Inc.
Burlington Coat Factory of Indiana, LLC
Burlington Coat Factory of Kansas, LLC
Burlington Coat Factory of Kentucky, Inc.
Burlington Coat Factory of Louisiana, LLC
Burlington Coat Factory of Maine, LLC
Burlington Coat Factory of Maryland, LLC
Burlington Coat Factory of Massachusetts, LLC
Cohoes Fashions of Massachusetts, LLC
Burlington Coat Factory of Michigan, LLC
Burlington Coat Factory Warehouse of Detroit, Inc.
Burlington Coat Factory Warehouse of Redford, Inc.
Burlington Coat Factory Warehouse of Grand Rapids, Inc.
Burlington Coat Factory of Minnesota, LLC
Burlington Coat Factory of Missouri, LLC
Burlington Coat Factory of Nebraska, LLC
Burlington Coat Factory of Nevada, LLC
Burlington Coat Factory of New Hampshire, LLC
Burlington Coat Factory Direct Corporation
Burlington Coat Factory Warehouse of Edgewater Park, Inc.
Burlington Coat Factory of New Jersey, LLC
Burlington Coat Factory Warehouse of New Jersey, Inc.
Cohoes Fashions of New Jersey, LLC
MJM Designer Shoes of Moorestown, Inc.
MJM Designer Shoes of New Jersey, LLC
Super Baby Depot of Moorestown, Inc.
Burlington Coat Factory of New Mexico, LLC
Burlington Coat Factory of New York, LLC
Georgetown Fashions Inc.
Monroe G. Milstein, Inc.
Cohoes Fashions of New York, LLC
MJM Designer Shoes of New York, LLC
Burlington Coat Factory of North Carolina, LLC
Burlington Coat Factory of North Dakota, LLC
Burlington Coat Factory of Ohio, LLC
Burlington Coat Factory Warehouse of Cleveland, Inc.
Burlington Coat Factory of Oklahoma, LLC
Burlington Coat Factory of Oregon, LLC
Burlington Coat Factory Warehouse of Bristol, LLC
Burlington Coat Factory of Pennsylvania, LLC
Burlington Coat Factory Warehouse of Montgomeryville, Inc.
Burlington Coat Factory Warehouse of Cheltenham, Inc.
Burlington Coat Factory Warehouse of Langhorne, Inc.
Burlington Factory Warehouse of Reading, Inc.
Burlington Coat Factory Warehouse Inc.
MJM Designer Shoes of Pennsylvania, LLC
Cohoes Fashions of Cranston, Inc.
Burlington Coat Factory of South Carolina, LLC
Burlington Coat Factory Warehouse of Charleston, Inc.
Burlington Coat Factory Warehouse of Memphis, Inc.
Burlington Coat Factory Warehouse of Shelby, Inc.
Burlington Coat Factory Warehouse of Hickory Commons, Inc.
Burlington Coat Factory Warehouse of Baytown, Inc.
MJM Designer Shoes of Texas, Inc.
Burlington Coat Factory of Utah, LLC
Burlington Coat Factory of Virginia, LLC
Burlington Coat Factory of Pocono Crossing, LLC
Burlington Coat Factory Warehouse of Coliseum, Inc.
Burlington Coat Factory of Washington, LLC
Burlington Coat Factory of West Virginia, LLC
Burlington Coat Factory of Wisconsin, LLC
BCF Cards, Inc.
Burlington Coat Factory of Puerto Rico, LLC
Burlington Coat Factory of Hawaii, LLC
Burlington Coat Factory of Montana, LLC
Burlington Coat Factory of South Dakota, LLC
Burlington Coat Factory of Vermont, LLC
Burlington Coat Factory of Iowa, LLC
Burlington Coat Factory of Mississippi, LLC
Burlington Coat Factory of Rhode Island, LLC

Schedules to Confirmation Agreement

SCHEDULE II

Facility Guarantors

Burlington Coat Factory Holdings, Inc.
Burlington Coat Factory Investments Holdings, Inc.
Burlington Coat Factory Realty of Huntsville, LLC
Burlington Coat Factory Realty of Mesa, Inc.
Burlington Coat Factory Realty of Desert Sky, Inc.
Burlington Coat Factory Realty of Dublin, Inc.
Burlington Coat Factory Realty of Florin, Inc.
Burlington Coat Factory Realty of Ventura, Inc.
Burlington Coat Realty of East Windsor, Inc.
Burlington Coat Factory of Texas, Inc.
C.F.I.C. Corporation
Burlington Coat Factory Realty Corp.
Burlington Coat Factory Realty of University Square, Inc.
Burlington Coat Factory Realty of Coral Springs, Inc.
Burlington Coat Factory Realty of West Colonial, Inc.
Burlington Coat Factory Realty of Orlando, Inc.
Burlington Coat Factory Realty of Sarasota, Inc.
K&T Acquisition Corp.
Bee Ridge Plaza, LLC
Burlington Coat Factory Realty of Morrow, Inc.
Burlington Coat Realty of Gurnee, Inc.
Burlington Coat Factory Realty of Bloomingdale, Inc.
Burlington Coat Factory Realty of River Oaks, Inc.
Burlington Coat Factory Realty of Greenwood, Inc.
Burlington Coat Factory Realty of North Attleboro, Inc.
Burlington Coat Factory Realty of Des Peres, Inc.
Burlington Coat Realty of Las Vegas, Inc.
Burlington Coat Factory Realty of Edgewater Park, Inc.
Burlington Coat Factory Realty of Paramus, Inc.
Burlington Coat Factory Realty of Pinebrook, Inc.
Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.
Burlington Coat Factory Realty of Yonkers, Inc.
LC Acquisition Corp.
Burlington Coat Factory Realty of Tulsa, Inc.
Burlington Coat Factory Realty of West Mifflin, Inc.
Burlington Coat Factory Realty of Langhorne, Inc.
Burlington Coat Factory Realty of Whitehall, Inc.
Burlington Coat Factory Realty of Memphis, Inc.
Burlington Coat Realty of Plano, Inc.
Burlington Coat Realty of Houston, Inc.
Burlington Coat Factory Realty of Westmoreland, Inc.
Burlington Coat Factory Realty of Bellaire, Inc.
Burlington Coat Factory Realty of El Paso, Inc.
Burlington Coat Realty of Potomac, Inc.
Burlington Coat Factory Realty of Fairfax, Inc.
Burlington Coat Factory Realty of Coliseum, Inc.
Burlington Coat Factory Realty of Franklin, Inc.

Schedules to Confirmation Agreement

SCHEDULE III

Ancillary Loan Documents

1. Security Agreement, dated as of April 13, 2006, by and among the Loan Parties and the Collateral Agent, in favor of the Collateral Agent and the other Secured Parties (as amended and in effect)

2. Pledge Agreement, dated as of April 13, 2006, by and among the certain of the Loan Parties and the Collateral Agent, in favor of the Collateral Agent and the other Secured Parties (as amended and in effect)

3. Guaranty, dated as of April 13, 2006, executed and delivered by the Facility Guarantors, among others, in favor of the Administrative Agent, Collateral Agent, and the other Secured Parties (as amended and in effect)

4. Intellectual Property Security Agreement, dated as of April 13, 2006, by and among the Loan Parties and the Collateral Agent, in favor of the Collateral Agent and the other Secured Parties (as amended and in effect)

5. Notice of Security Interest in Trademarks, dated as of April 13, 2006, by and among the Loan Parties and the Collateral Agent, in favor of the Collateral Agent and the other Secured Parties (as amended and in effect)

6. Swingline Note and Revolving Credit Notes, executed and delivered by the Borrowers from time to time (as amended and in effect)

7. Mortgages executed and delivered by certain of the Loan Parties from time to time for various locations owned or leased by the Loan Parties as set forth on Attachment 1 to this Schedule III

8. Intercreditor Agreement, dated as of April 13, 2006, by and between Bank of America, N.A. as the collateral and administrative agents for the ABL Facility (as defined therein) and JPMorgan Chase Bank, N.A., as successor to Bear Stearns Corporate Lending Inc. as the Term Agent (as defined therein), and acknowledged and agreed to by the Loan Parties

9. Account Control Agreement, dated as of April 13, 2006, entered into by and among the Lead Borrower, Collateral Agent, and JPMorgan Chase Bank, N.A.

10. Credit Card Notifications executed and delivered by the Loan Parties from time to time

11. Landlord’s Waiver, dated as of April 13, 2006, executed and delivered by Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp., as Landlord, in favor of the Collateral Agent (as defined therein) and Term Loan Agent (as defined therein) with respect to real property located at 4287 Route 130 South, Edgewater Park, New Jersey

12. Landlord Agreement, dated as of June 1, 2006, executed and delivered by Catellus Operating Limited Partnership, as Landlord, Burlington Coat Factory of San Bernardino, LLC (f/k/a Burlington Coat Factory Warehouse of San Bernadino, LLC), ABL Agent (as defined therein), and Term Agent (as defined therein) with respect to the real property located at 570-A East Mill Street, San Bernardino, California 94161

13. Warehouse Waiver, dated as of April 13, 2006, executed and delivered by ACT Fulfillment, LLC in favor of the Collateral Agent (as defined therein) and Term Loan Agent (as defined therein) with respect to the warehouse located at 1151A South Mildred Avenue, Ontario, California 91761

14. Customs Broker Agreement, dated as of April 13, 2006, executed and delivered by the Lead Borrower and UPS Supply Chain Solutions, Inc. in favor of the ABL Agent (as defined therein) and Term Agent (as defined therein)

15.  Customs Broker Agreement, dated as of April 13, 2006, executed and delivered by the Lead Borrower and The Janel Group of New York, Inc. in favor of the ABL Agent (as defined therein) and Term Agent (as defined therein)

16. Customs Broker Agreement, dated as of April 12, 2006, executed and delivered by the Lead Borrower and L.E. Coppersmith, Inc. in favor of the ABL Agent (as defined therein) and Term Agent (as defined therein)

Schedules to Confirmation Agreement

ATTACHMENT 1 TO SCHEDULE III

Registered Mortgages

Store #	Address	City	County	State	Zip Code	Recording Information
Owned Properties
000 / 991 / 053	1830 Route 130 North	Burlington	Burlington	NJ	08016-2016	MB10894 PG 856
001	1250 Route 130 North	Burlington	Burlington	NJ	08016-2016	MB 10894 PG 813
002	1501 W. Zellman Court	Milwaukee	Milwaukee	WI	53221-5253	Doc#09226919; amendment was recorded at Doc# 09758389
005	40 Route 46 West	Pinebrook	Morris	NJ	07058-9383	File #2006036917 Book: 20487, Page: 1583
007 / 813	Baltimore Pike & Oak Ave	Clifton Heights	Delaware	PA	19018	RD BK03796-2117 2006043484
055	7030 Memorial Drive	Tulsa	Tulsa	OK	74133-2000	Doc # 2006047713
070	8320 South Cicero Ave	Burbank	Cook	IL	60459-2801	Doc#0611531083
079	5976 South State Street	Murray	Salt Lake	UT	84107-7223	Book 9282 Page 4356-4378
111	2101 Barrett Station Road	Des Peres	St. Louis	MO	63131-1606	Book 17134 Page 2325
152	10 Prospect Hill Terrace	East Windsor	Hartford	CT	06088-9671	Instr#2006001073
177	5858 S. Padre Island Drive	Corpus Christi	Nueces	TX	78412-3900	Doc# 2006022034
198	6104 Grand Avenue	Gurnee	Lake	IL	60031-1650	5990925
199	2700 Potomac Mills Circle Suite 445	Prince William	Prince William	VA	22192-4625	Instr# 200604200061538
203	121 West Parker Road	Piano	Collin	TX	75075-6901	2006-0503000589610
213	5959 West Sahara Avenue	Las Vegas	Clark	NV	89146-3126	20060421-0001443
232	8415 FM 1960 W	Houston	Harris	TX	77070-5609	Z268596 RP ###-##-####
288	16895 S. Torrance Road	Lansing	Cook	IL	60438-6019	Doc# 0611531081
290	1516 South Lane Parkway	Morrow	Clayton	GA	30260-3021	BK 08605 PG675
322	8204 S. Orange Blossom Trail	Orlando	Orange	FL	32809-7606	Recorded twice to correct stamp tax ref: 1. Instr# 20060339632, or BK 08658, Page 1746 2. Instr# 20060263258, or BK 08601, Page 2605
323	4762 Telephone Road	Ventura	Ventura	CA	93003-5200	20060420-0084801
333	310 Andover Street	Peabody	Essex	MA	01960-1524	Ins. 2007022100154 Bk:26578, Pg: 413
366	6225 East Southern Avenue Superstition Springs Shopping Center	Mesa	Maricopa	AZ	85206-3714	20060523152
367	7611 West Thomas Road	Phoenix	Maricopa	AZ	85033-5433	20060523097
369	6900 Amador Plaza Road	Dublin	Alameda	CA	94568-2391	2009048338
370 / 410	5601 Florin Road Store 101	Sacramento	Sacramento	CA	95823-2204	Bk: 20060420 Page: 0312
372	3 Stratford Square Mall	Bloomingdale	Du Page	IL	60108-2287	R2006-080494
373 / 143	3662 West Camp Wisdom Road	Dallas	Dallas	TX	75237-2570	200600159985
374 / 144	5830 North Division Street	Spokane	Spokane	WA	99207-1207	5368982
375	2252 East Fowler Avenue	Tampa	Hillsborough	FL	33612-5518	Instr# 2006201484 –partial release was recorded at Inst#2008036172, Book: 18409, Page: 433
377 / 861	3941 Cattlemen Road	Sarasota	Sarasota	FL	34233-5001	Ins # 2006077946
392	300 Sharpstown Center	Houston	Harris	TX	77036-5041	Z268600 RP ###-##-####
400	6125 University Drive NW	Huntsville	Madison	AL	35806-1757	20060420000258070
402	6251 West Sample Road	Coral Springs	Broward	FL	33067-3175	Instr#106016252
403	4991 Stage Road	Memphis	Shelby	TN	38128-5094	#06060977; partial release recorded at #09120533
409	7901 US Highway 31 South	Indianapolis	Marion	IN	46227-5906	Inst# 2006-0054175
453	7475 W. Colonial Drive	Orlando	Orange	FL	32818-6508	Recorded twice to correct stamp tax ref: 1. Instr# 20060339633, or BK 08658, Page 1768 2. Instr# 20060265634, or BK 08603, Page 1714
486	1144 Yarbrough Drive	El Paso	El Paso	TX	79925	Doc# 20060039528
505	4287 A Route 130 South	Edgewater Park	Burlington	NJ	08010	MB 10902 PG 456
820	1130 Route 130 North	Burlington	Burlington	NJ	08016	MB 10894 PG 690
820A	1200 Route 130 North	Burlington	Burlington	NJ	08016	MB 10894 PG 772
820B	1164 Route 130 North	Burlington	Burlington	NJ	08016	MB 10894 PG 731
Ground Leases
190	500 East Expressway #83	McAllen	Hidalgo	TX	78503-1615	2006-1615483
401	3000 Mountain View Drive	West Mifflin	Allegheny	PA	15122-2430	Doc #2006-41272
415	44 US Highway 46	Pinebrook	Morris	NJ	07058-9383	File #2006036912
422	2661 McArthur Road	Whitehall	Lehigh	PA	18052-3818	Doc ID#7336344
Operating Leases
512	570-A East Mill Street	San Bernardino	San Bernardino	CA	94161-1981	Doc#2006-0584123, as amended by Doc# 2009-0313644

Schedules to Confirmation Agreement

Annex A

Updates to Security Agreement Schedules

Annex A to Confirmation Agreement

Annex B

Updates to Intellectual Property Security Agreement Schedules

Annex B to Confirmation Agreement

Annex C

Updates to Pledge Agreement Schedules

Annex C to Confirmation Agreement

Annex D

Updates to Other Ancillary Loan Document Schedules

NONE

Annex D to Confirmation Agreement

1185560.4

Annex D to Confirmation Agreement